ANNUAL REPORT

FPA PARAMOUNT FUND, INC.

[LOGO]

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended September 30, 1998. During this period, the per share net asset value of your Fund decreased 24.8%, while the Russell 2500 decreased 16.4%, the Standard & Poor's 500 Stock Average (S&P
500) increased 9.2%, and the Dow Jones Industrial Average (DJIA) increased 0.5%. The above changes include reinvestment of all dividends and distributions during the period. On September 30, 1997, the net asset value per share was $15.95 and on September 30, 1998, it was $10.24. During the year, the Fund paid $1.90 from capital gains (paid January 7, 1998 to shareholders of record on December 31, 1997) and $0.20 from net investment income ($0.14 and $0.06 per share paid January 7, 1998 and July 8, 1998, to shareholders of record December 31, 1997 and June 30, 1998, respectively.)

THE YEAR IN REVIEW

     This has been another year in which the large companies have out-performed the smaller ones. In fact, I have included for the first time the Russell 2500 Index which contains the 2,500 smallest companies out of 3,000 in its total index, and provides a broader measure of market performance. For the past five years, the compound annualized return for the 50 largest stocks in the Russell database was a positive 24.3% versus 10.9% for the smallest 2,500. This same comparison for the past year is even more dramatic. The 50 largest stocks returned a positive 18.9% versus a negative 16.4% for the smallest 2,500 stocks -- a difference of over 35%. This has been going on way too long and has rendered the largest companies totally overvalued in relation to their historical norm on an absolute or relative basis with smaller companies. Surely, we must be approaching a time when this will change.

     Many portfolio managers seem content to buy these overvalued companies at increasingly higher prices compared to historical standards. I believe they are paying substantial premiums for a limited number of large companies, which in the past have demonstrated rapid growth (Dell Computer) or reasonably predictable earnings (Coca-Cola). However, being a contrarian, value investor, I have chosen to buy companies that are selling at prices that look very cheap by past standards. Since 1981, your Fund has always tried to take major positions in companies which are temporarily out of favor. Usually, these companies are selling at lower prices because they have a problem (EEX and De Beers). Other investors are unwilling to hold these stocks, even when the problems are solvable or are being addressed by management. I select those companies where I believe there is tremendous upside potential when these problems are ultimately corrected, and I must be patient since it is virtually impossible to predict the timing of the turn. Unfortunately, it is taking longer for these investments to mature in this cycle. One reason is that there is less pricing power in the economy. In other words, there is too much capacity and therefore too much competition.

WHAT'S THE ECONOMIC AND MARKET OUTLOOK?

     First of all, I expect the economy to experience a slowdown, not a recession. Outside of the United States, deflation has taken its toll, but that is being addressed by lowering interest rates (U.S. and Europe) and other government actions (Japan). Look, deflation does not work politically.
Although it will take some time, the world has started the process of reflating. Remember, deflation is easier to fix than inflation -- just print money, lower interest rates, and cut taxes. On the other hand, fixing inflation requires raising interest rates, cutting spending, or raising taxes, all of which can be politically unpopular and economically painful. Bond prices probably have already seen their highs as the market discounts a business pick up in the future. I sincerely feel that the stock market's greatest risk in the future is inflation and the contraction of earnings multiples, not deflation as many believe. But, for the time being, I'm not greatly concerned with either.

     Because of rapid government action, the 1998 market panic may turn out to be a non-event. The market indices have all rallied, even though the Russell 2500 continues to lag the DJIA and S&P 500. If I'm near the mark and the 1998 market decline was only a correction, then order should return and that can only be good news for smaller companies.

UPDATE ON GOLD

     The Fund's three gold stocks (Homestake Mining, Newmont Mining and Placer
Dome) were acquired in 1997 as I became increasingly concerned about the length of this bull market. Gold stocks had under-performed for quite some time and always did well when the stock market experienced serious trouble. Since no one was recommending these stocks, and considering my view of the overall market, this had to be a great contrarian investment. In fact, I could visualize an increase in these stocks as the market decreased. My timing proved to be flawed as the real difference in this market versus prior ones was deflation, not inflation. All commodities declined, and for the first time since the 1930s gold was treated as a commodity. As I previously discussed, deflation will not work politically, and we must inflate our way out. Lately investors have been increasing their gold purchases as they see the U.S. money supply growing at over a 7% rate. Gold has, at last, rallied significantly in October from a low of $274 to $303. Although it has retreated from its highs, I expect it to stabilize in the near term. Of these three stocks, only one is down for 1998. In fact, gold stocks are down much less than the average stock. However, one does not buy gold to hold long term; therefore, I expect this money to be repositioned into what I do best -- that being, building large 5% positions in beaten down common stocks which have little or no investor sponsorship.

HOW IS ALL OF THIS GOOD FOR YOUR PORTFOLIO?
HERE ARE A FEW EXAMPLES:

EEX

     This oil & gas exploration company operates principally in the deep water Gulf of Mexico with an exciting array of big potential (200,000,000 barrels plus) drilling prospects. The company hit pay dirt on the first well it drilled and announced it was expected to produce a minimum of $2 per share of reserves. The stock price ran from $8.50 to $10.50. The price of oil declined and the next two wells EEX drilled were dry, which caused the stock price to retreat to just under $5. However, two more wells are already set to be drilled and I expect the stock price to rebound. The present liquidating value of the company is between $4 and $6. If oil returns to $17 per barrel and another discovery is made, this could have a tremendous impact on the stock price. In any event, the risk-reward sure looks enticing.

DE BEERS

     The company controls 70% of the world's diamonds. Recently, demand has cooled because of the economic problems in Japan and Southeast Asia. The company also has investments in other publicly traded securities, mostly copper and gold, which on their own presently equal the current market value of De Beers itself. In other words, you get the diamond business for free. This has happened only twice before in the history of the company. I expect that the current dividend will probably be cut to around $0.80, still providing a yield of better than 5%. All that is needed is for the world economy to return to some kind of norm. The high/low prices of the stock for 1998 are 273/8/111/2. The price is now 15. This is a terrific risk-reward situation. One must have patience.

PAGING NETWORK

     Paging Network is currently the largest paging company with over 10 million pagers. One of the new management's goals is to increase the revenue per pager with added services such as two-way paging. Even though this will be capital intensive, the growth potential appears large. The stock has declined from $16 to its present price of $6 during the recent market sell off. Several Wall Street firms have prepared discounted cash flow models that indicate a $12 to $15 price. This is a good example of a stock that, with no significant change in its business, has suffered because of investors' flight to quality, and it has yet to recover. Although the stock price movement may be slow for the near term, a return to a $12 price over the next 12 months is not out of the question.

SUMMARY

     These are just a few of your Fund's current holdings that seem to have excellent risk-reward probabilities. All have current problems or they wouldn't be selling where they are today. Their chances of recovery are excellent. As I stated earlier, an alternative in this market is to buy stocks which appear to have little or no problems, but are selling at levels that certainly appear full if not excessive. Therefore, I will continue to do what I do best, which is finding out of favor companies with good potential for growth at inexpensive prices. This contrarian, value approach requires patience and I expect it to provide meaningful returns over the long run. Thank you for your continued support.

Respectfully submitted,

/s/ William M. Sams

William M. Sams
President

November 18, 1998
                                HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL 2500 INDEX, S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND AVERAGE FROM OCTOBER 1, 1988 TO SEPTEMBER 30, 1998

[GRAPH]


                  9/30/88   9/30/89   9/30/90   9/30/91   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98
                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
FPA Paramount
 Fund, Inc.         9,350    11,320    10,978    14,175    15,143    17,427    21,207    23,563    28,374    33,396    25,131

FPA Paramount
 Fund, Inc. (NAV)  10,000    12,107    11,741    15,160    16,196    18,638    22,681    25,201    30,347    35,718    26,878

S&P 500 Index      10,000    10,992    12,025    15,794    17,528    19,810    20,535    26,655    32,092    45,145    49,273

Lipper Growth &
 Income Fund
 Average           10,000    12,657    11,270    14,611    16,087    18,716    19,300    23,831    28,071    38,112    37,701

Russell 2500
 Index             10,000    12,417     9,401    13,809    15,233    19,809    20,385    25,577    29,629    39,794    33,261

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P
500) is a capitalization-weighed index which covers industrial, utility, transportation and financial services companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $25,131 reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $26,878. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                               MAJOR PORTFOLIO CHANGES
                         Six Months Ended September 30, 1998


                                                                   Shares or
                                                                   Principal
                                                                    Amount
                                                                ---------------
NET PURCHASES

COMMON STOCKS
BRC Holdings, Inc. (1) . . . . . . . . . . . . . . . .           425,000 shs.
CCA Prison Realty Trust (1). . . . . . . . . . . . . .           600,000 shs.
Charming Shoppes, Inc. . . . . . . . . . . . . . . . .           400,000 shs.
De Beers Consolidated Mines Ltd. (ADR) . . . . . . .             350,000 shs.
EEX Corporation. . . . . . . . . . . . . . . . . . . .         1,650,743 shs.
Luby's Cafeterias, Inc.. . . . . . . . . . . . . . .             112,000 shs.
Newmont Mining Corporation . . . . . . . . . . . . .              60,000 shs.
Oakley, Inc. . . . . . . . . . . . . . . . . . . . . .           412,100 shs.
Physician Reliance Network, Inc. (1) . . . . . . . . .           456,900 shs.
Polymer Group, Inc.. . . . . . . . . . . . . . . . . .           569,500 shs.
Service Merchandise Company, Inc.. . . . . . . . . . .         2,500,000 shs.

NET SALES

COMMON STOCKS
Columbia/HCA Healthcare Corporation. . . . . . . . . .           223,000 shs.
DSM N.V. (ADR) (2) . . . . . . . . . . . . . . . . . .           500,000 shs.
Koger Equity, Inc. (2) . . . . . . . . . . . . . . . .           200,000 shs.
Lone Star Steakhouse & Saloon, Inc.. . . . . . . . . .           867,000 shs.
Louisiana-Pacific Corporation (2). . . . . . . . . . .           400,000 shs.
Magellan Health Services, Inc. . . . . . . . . . . . .           400,000 shs.
Morrison Knudsen Corporation (2) . . . . . . . . . . .           100,000 shs.
Nuevo Energy Company (2) . . . . . . . . . . . . . . .           190,000 shs.
Paging Network, Inc. . . . . . . . . . . . . . . . . .           100,000 shs.
Texas Utilities Company (2). . . . . . . . . . . . . .           242,500 shs.
TRICON Global Restaurants, Inc. (2). . . . . . . . . .         1,100,000 shs.
Triton Energy Limited (2). . . . . . . . . . . . . . .         1,150,000 shs.
Venator Group, Inc.. . . . . . . . . . . . . . . . . .           300,000 shs.

U.S. TREASURY OBLIGATION
U.S. Treasury Inflation-Indexed
 Notes --33/8% 2007 (2). . . . . . . . . . . . . . . .       $30,597,300


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


COMMON STOCKS                                                                Shares              Cost                 Value
-----------------------------------------------------------------          ----------        -------------       -------------
MINING -- 31.4%
De Beers Consolidated Mines Ltd. (ADR) . . . . . . . . . . . . .              850,000       $  15,327,513       $  10,678,125
Homestake Mining Company . . . . . . . . . . . . . . . . . . . .            3,300,000          40,306,927          40,012,500
Newmont Mining Corporation . . . . . . . . . . . . . . . . . . .            1,260,000          47,905,809          30,555,000
Placer Dome Inc. . . . . . . . . . . . . . . . . . . . . . . . .            2,900,000          48,764,501          40,056,250
                                                                                            -------------       -------------
                                                                                            $ 152,304,750       $ 121,301,875
                                                                                            -------------       -------------
CONSUMER NON-DURABLE GOODS -- 10.2%
Oakley, Inc.*. . . . . . . . . . . . . . . . . . . . . . . . . .            1,865,100       $  20,454,493       $  17,951,587
Polymer Group, Inc.*+. . . . . . . . . . . . . . . . . . . . . .            2,736,500          28,146,505          21,549,937
                                                                                            -------------       -------------
                                                                                               48,600,998       $  39,501,524
                                                                                            -------------       -------------
RETAILING -- 9.7%
Charming Shoppes, Inc.*. . . . . . . . . . . . . . . . . . . . .            3,685,000       $  19,886,165        $ 15,430,938
Service Merchandise Company, Inc.*+. . . . . . . . . . . . . . .            9,500,000          42,525,597          14,250,000
Venator Group, Inc.* . . . . . . . . . . . . . . . . . . . . . .              900,000           7,969,940           7,818,750
                                                                                            -------------       -------------
                                                                                             $ 70,381,702       $  37,499,688
                                                                                            -------------       -------------
HEALTHCARE -- 9.1%
Columbia/HCA Healthcare Corporation. . . . . . . . . . . . . . .            1,047,000       $  29,857,706       $  21,005,438
Magellan Health Services, Inc.*. . . . . . . . . . . . . . . . .              800,000          13,686,885           8,650,000
Physician Reliance Network, Inc.*. . . . . . . . . . . . . . . .              456,900           4,279,825           5,368,575
                                                                                            -------------       -------------
                                                                                            $  47,824,416       $  35,024,013
                                                                                            -------------       -------------
OIL & GAS PRODUCTION/EXPLORATION -- 6.3%
Chieftain International, Inc.* . . . . . . . . . . . . . . . . .              150,000       $   3,179,250       $   2,559,375
EEX Corporation* . . . . . . . . . . . . . . . . . . . . . . . .            4,500,000          26,069,095          21,937,500
                                                                                            -------------       -------------
                                                                                            $  29,248,345       $  24,496,875
                                                                                            -------------       -------------
INSURANCE -- 4.6%

Leucadia National Corporation. . . . . . . . . . . . . . . . . .              600,000       $  12,692,393       $  17,587,500
                                                                                            -------------       -------------

COMMUNICATIONS & INFORMATION-- 4.4%
Paging Network, Inc.*. . . . . . . . . . . . . . . . . . . . . .            2,800,000       $  26,957,402       $  16,887,500
                                                                                            -------------       -------------

RESTAURANTS -- 4.1%
Lone Star Steakhouse & Saloon, Inc.*+. . . . . . . . . . . . . .            1,300,000       $  29,098,274       $   9,912,500
Luby's Cafeterias, Inc.. . . . . . . . . . . . . . . . . . . . .              362,000           6,797,470           5,837,250
                                                                                            -------------       -------------
                                                                                            $  35,895,744       $  15,749,750
                                                                                            -------------       -------------

                              PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


                                                                            Shares or
                                                                            Principal
COMMON STOCKS-- CONTINUED                                                     Amount             Cost                Value
----------------------------------------------------------------------     ------------     -------------       -------------
REAL ESTATE INVESTMENT TRUST -- 2.8%
CCA Prison Realty Trust. . . . . . . . . . . . . . . . . . . . . . . .        600,000       $  12,361,039       $  10,800,000
                                                                                            -------------       -------------
TECHNOLOGY -- 1.9%
BRC Holdings, Inc.*. . . . . . . . . . . . . . . . . . . . . . . . . .        425,000       $   7,961,263       $   7,225,000
                                                                                            -------------       -------------
OTHER COMMON STOCKS -- 1.4%. . . . . . . . . . . . . . . . . . . . . .                      $   7,525,010       $   5,392,375
                                                                                            -------------       -------------
TOTAL COMMON STOCKS -- 85.9% . . . . . . . . . . . . . . . . . . . . .                      $ 451,753,062       $ 331,466,100
                                                                                            -------------       -------------
                                                                                            -------------
SHORT-TERM INVESTMENTS -- 16.6%
Short-term Corporate Notes:
  American General Corporation -- 5.53% 10/1/98. . . . . . . . . . . .    $ 5,000,000                           $   5,000,000

  Toyota Motor Credit Corporation -- 51/2% 10/2/98 . . . . . . . . . .      7,000,000                               6,998,930
  Coca-Cola Company, The -- 5.47% 10/5/98. . . . . . . . . . . . . . .      6,000,000                               5,996,354
  Bell Atlantic Financial Services, Inc. -- 51/2% 10/7/98. . . . . . .      2,000,000                               1,998,167
  Coca-Cola Company, The -- 5.45% 10/8/98. . . . . . . . . . . . . . .      8,000,000                               7,991,522
  Emerson Electric Co. -- 5.48% 10/9/98. . . . . . . . . . . . . . . .     15,000,000                              14,981,733
  Daimler-Benz North America Corporation
  -- 5.46% 10/13/98. . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000                              14,972,700
  Toys "R" Us, Inc. -- 5.51% 10/22/98. . . . . . . . . . . . . . . . .      2,000,000                               1,993,572
  Coca-Cola Company, The -- 5.16% 10/29/98 . . . . . . . . . . . . . .      3,000,000                               2,987,960
State Street Bank Repurchase Agreement -- 43/4% 10/1/98
 (Collateralized by U.S. Treasury Notes
  -- 97/8% 2015, market value $1,248,896). . . . . . . . . . . . . . .      1,220,000                               1,220,169


TOTAL SHORT-TERM INVESTMENTS . . . . . . . . . . . . . . . . . . . . .                                          $  64,141,107
                                                                                                                -------------
TOTAL INVESTMENTS -- 102.5%. . . . . . . . . . . . . . . . . . . . . .                                          $ 395,607,207
Liabilities less other assets -- (2.5)%. . . . . . . . . . . . . . . .                                             (9,762,427)
                                                                                                                -------------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . . . . . . . . . . . . .                                          $ 385,844,780
                                                                                                                -------------
                                                                                                                -------------


* Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended September 30, 1998.


                                          Purchases            Sales                Realized     Dividend
                                           at Cost            at Cost              Gain (Loss)    Income
                                        ------------------------------------------------------------------
 Lone Star Steakhouse & Saloon, Inc.         --             $23,809,462         $(17,652,685)       --
 Polymer Group, Inc.                    $28,146,505              --                  --             --
 Service Merchandise Company, Inc.        5,272,262              --                  --             --

See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1998


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $451,753,062) . . . . . . . . . . . . . . . . . . . . . .       $ 331,466,100
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less). . . . . . . . . . . . . . . . . . . . . .          64,141,107      $  395,607,207
                                                                                       -------------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     162
  Receivable for:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $     491,150
    Capital Stock sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             115,745             606,895
                                                                                       -------------      --------------
                                                                                                          $  396,214,264

LIABILITIES
  Payable for:
    Investment securities purchased. . . . . . . . . . . . . . . . . . . . . . .       $   8,575,015
    Capital Stock repurchased. . . . . . . . . . . . . . . . . . . . . . . . . .           1,449,309
    Advisory fees and financial services . . . . . . . . . . . . . . . . . . . .             248,660
    Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              96,500          10,369,484
                                                                                       -------------      --------------

NET ASSETS -- equivalent to $10.24 per share on 37,677,392
  shares of Capital Stock outstanding. . . . . . . . . . . . . . . . . . . . . .                          $  385,844,780
                                                                                                          --------------
                                                                                                          --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 37,677,392 shares. . . . . . . . . . . . . .                           $   9,419,348
  Additional Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . . . .                             496,109,892
  Accumulated distributions in excess of net realized capital gains. . . . . . .                                (524,934)
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . .                               1,127,436
  Unrealized depreciation of investments . . . . . . . . . . . . . . . . . . . .                            (120,286,962)
                                                                                                          --------------
  Net assets at September 30, 1998 . . . . . . . . . . . . . . . . . . . . . . .                          $  385,844,780
                                                                                                          --------------
                                                                                                          --------------


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1998


INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            $  9,201,484
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               3,515,457
                                                                                                            ------------
                                                                                                            $ 12,716,941

EXPENSES
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 4,186,818
    Financial services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             636,434
    Transfer agent fees and expenses . . . . . . . . . . . . . . . . . . . . . .             577,892
    Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              75,871
    Custodian fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . .              56,711
    Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . .              41,301
    Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .              32,063
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              30,750
    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              23,641
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              17,299
    Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              14,841           5,693,621
                                                                                       -------------        ------------
          Net investment income. . . . . . . . . . . . . . . . . . . . . . . . .                            $  7,023,320
                                                                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) . . . . . . . .       $ 340,720,688
    Cost of investment securities sold . . . . . . . . . . . . . . . . . . . . .         336,772,192
                                                                                       -------------
        Net realized gain on investments . . . . . . . . . . . . . . . . . . . .                            $  3,948,496

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year . . . . . . . . . . . . . . . .       $  51,873,295
    Unrealized depreciation at end of year . . . . . . . . . . . . . . . . . . .        (120,286,962)
                                                                                       -------------
        Decrease in unrealized appreciation of investments . . . . . . . . . . .                            (172,160,257)
                                                                                                            ------------

            Net realized and unrealized loss on investments. . . . . . . . . . .                           $(168,211,761)
                                                                                                            ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $(161,188,441)
                                                                                                            ------------
                                                                                                            ------------

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS


                                                                                    For the Year Ended September 30,
                                                              ------------------------------------------------------------------
                                                                           1998                             1997
                                                              ------------------------------   ---------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . .       $ 7,023,320                      $  13,821,604
  Net realized gain on investments . . . . . . . . . .         3,948,496                         91,100,936
  Increase (decrease) in unrealized
    appreciation of investments. . . . . . . . . . . .      (172,160,257)                        19,103,006
Increase (decrease) in net assets resulting
  from operations. . . . . . . . . . . . . . . . . . .                       $(161,188,441)                      $124,025,546
Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .      $ (9,597,211)                     $ (13,949,391)
  Net realized capital gains . . . . . . . . . . . . .       (93,084,048)     (102,681,259)    (112,712,010)     (126,661,401)
                                                             ------------                       -----------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . . . . . .      $ 36,433,838                      $ 171,882,375
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . . . . . . .        89,093,956                        107,501,337
  Cost of Capital Stock repurchased. . . . . . . . . .      (306,546,410)     (181,018,616)    (129,073,320)      150,310,392
                                                            ------------       -----------      -----------      ------------

Total increase (decrease) in net assets. . . . . . . .                       $(444,888,316)                      $147,674,537

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,701,327 and $3,829,114 . . . . . . . . . . . .                         830,733,096                        683,058,559
                                                                             -------------                      -------------
End of year, including
  undistributed net investment income
  of $1,127,436 and $3,701,327 . . . . . . . . . . . .                       $ 385,844,780                      $ 830,733,096
                                                                             -------------                      -------------
                                                                             -------------                      -------------
 CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . . . .                           2,801,067                         11,574,033
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions. . . . . . . . . . . . . . . . . .                           7,263,242                          7,390,224
Shares of Capital Stock repurchased. . . . . . . . . .                         (24,454,493)                        (8,195,774)
                                                                             -------------                      -------------
Increase (decrease) in Capital Stock
  outstanding. . . . . . . . . . . . . . . . . . . . .                         (14,390,184)                        10,768,483
                                                                             -------------                      -------------
                                                                             -------------                      -------------

See notes to financial statements.

                          FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                                      Year Ended September 30,
                                                             ----------------------------------------------------------------
                                                                1998            1997           1996            1995     1994
                                                             ----------      ---------       --------       -------   ------
Per share operating performance:
Net asset value at beginning of year . . . . . . . . . . . .   $ 15.95        $ 16.54        $ 14.90         $14.73    $13.72
                                                               -------        -------        -------         ------    ------
Net investment income. . . . . . . . . . . . . . . . . . . .   $  0.16        $  0.29        $  0.30         $ 0.30    $ 0.24

Net realized and unrealized gain (loss)
  on investment securities . . . . . . . . . . . . . . . . .     (3.77)          2.30           2.52           1.17      2.54

                                                               -------        -------        -------         ------    ------

Total from investment operations . . . . . . . . . . . . . .   $ (3.61)       $  2.59        $  2.82         $ 1.47    $ 2.78
                                                               -------        -------        -------         ------    ------

Less distributions:
  Dividends from net investment income . . . . . . . . . . .   $ (0.20)       $ (0.31)       $ (0.27)        $(0.29)   $(0.25)
  Distributions from net realized capital gains. . . . . . .     (1.90)         (2.87)         (0.91)         (1.01)    (1.52)
                                                               -------        -------        -------         ------    ------
  Total distributions. . . . . . . . . . . . . . . . . . . .   $ (2.10)       $ (3.18)       $ (1.18)        $(1.30)   $(1.77)
                                                               -------        -------        -------         ------    ------
Net asset value at end of year . . . . . . . . . . . . . . .   $ 10.24        $ 15.95        $ 16.54         $14.90    $14.73
                                                               -------        -------        -------         ------    ------
                                                               -------        -------        -------         ------    ------

Total investment return* . . . . . . . . . . . . . . . . . .  (24.76)%         17.70%         20.42%         11.11%    21.69%

Ratios/supplemental data:
Net assets at end of year (in $000's). . . . . . . . . . . .   385,845        830,733        683,059        595,917   421,382
Average brokerage commissions per share. . . . . . . . . . .   $0.0550        $0.0676        $0.0646             --        --
Ratio of expenses to average net assets. . . . . . . . . . .     0.92%          0.86%          0.87%          0.89%     0.90%
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . . . . . .     1.14%          1.84%          1.94%          2.25%     1.69%
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .       68%           110%           131%            95%       76%

-------------------------------------------------------------------------------

*Return is based on net asset value per share, adjusted for reinvestment of
distributions, and does not reflect deduction of the   sales charge.
See notes to financial statements.

     FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)


                                          Ordinary Income          Long-Term
                       Per Share   ---------------------------    Capital Gain
Payable Date            Amount     Qualifying   Non-Qualifying    Distribution
---------------------  ---------   ----------   --------------    ------------
January 7, 1998. . .     $2.04+        2.2%         45.3%             52.5%
July 8, 1998 . . . .     $0.06        29.3%         70.7%             -0-

+ This amount includes a $1.90 capital gain distribution of which $0.83 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.14 income dividend which is also taxable as ordinary income. Even though payment was made in 1998, this distribution was taxable to shareholders in 1997 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1999 setting forth specific amounts to be included in their 1998 tax returns.

                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

          Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $331,769,423 for the year ended September 30, 1998. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

          Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

          For the year ended September 30, 1998, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

          For the year ended September 30, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received
     $53,540 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

--------------------------------------------------------------------------------

                            REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Los Angeles, California
October 30, 1998

                                OFFICERS AND DIRECTORS



DIRECTORS

Julio J. de Puzo, Jr.
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS


OFFICERS

William M. Sams, PRESIDENT AND
     CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE
   PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000


This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.